                                                                 EXHIBIT 10-20


                           SECOND RESTATED AND AMENDED

                          REGISTRATION RIGHTS AGREEMENT

                                      among

                          Advanced Radio Telecom Corp.

                     Advanced Radio Technologies Corporation

       the stockholders and warrantholders of Advanced Radio Telecom Corp.

                                     and the

   stockholders and warrantholders of Advanced Radio Technologies Corporation






                                  July 3, 1996

SECTION 1.     Definitions . . . . . . . . . . . . . . . . . . . . . . . .4

SECTION 2.     Piggyback Registration. . . . . . . . . . . . . . . . . . .6

SECTION 4.     Holdback Agreement. . . . . . . . . . . . . . . . . . . . .9

SECTION 5.     Preparation and Filing. . . . . . . . . . . . . . . . . . .9

SECTION 6.     Expenses. . . . . . . . . . . . . . . . . . . . . . . . . 12

SECTION 7.     Indemnification . . . . . . . . . . . . . . . . . . . . . 12

SECTION 8.     Underwriting Agreement. . . . . . . . . . . . . . . . . . 14

SECTION 9.     Information by Holder . . . . . . . . . . . . . . . . . . 14

SECTION 10.    Exchange Act Compliance . . . . . . . . . . . . . . . . . 14

SECTION 11.    No Conflict of Rights . . . . . . . . . . . . . . . . . . 14

SECTION 12.    Restriction on Transfer . . . . . . . . . . . . . . . . . 15

SECTION 13.    Termination . . . . . . . . . . . . . . . . . . . . . . . 16

SECTION 14.    Successors and Assigns. . . . . . . . . . . . . . . . . . 16

SECTION 15.    Assignment. . . . . . . . . . . . . . . . . . . . . . . . 16

SECTION 16.    Entire Agreement. . . . . . . . . . . . . . . . . . . . . 16

SECTION 17.    Notices . . . . . . . . . . . . . . . . . . . . . . . . . 17

SECTION 18.    Modifications; Amendments; Waivers. . . . . . . . . . . . 17

SECTION 19.    Counterparts. . . . . . . . . . . . . . . . . . . . . . . 18

SECTION 20.    Headings. . . . . . . . . . . . . . . . . . . . . . . . . 18

SECTION 21.    Severability. . . . . . . . . . . . . . . . . . . . . . . 18

SECTION 22.    Acknowledgment. . . . . . . . . . . . . . . . . . . . . . 18

SECTION 23.    Governing Law . . . . . . . . . . . . . . . . . . . . . . 19

SECOND RESTATED AND AMENDED REGISTRATION RIGHTS AGREEMENT, dated July 3, 1996 (the "Restated Registration Agreement") among (i) ADVANCED RADIO TELECOM CORP. (formerly Advanced Radio Technology, Ltd., a Delaware corporation (the "Company" or "Telecom") (ii) ADVANCED RADIO TECHNOLOGIES CORPORATION, a Delaware corporation ("ART"), (iii) the existing stockholders of the Company listed under
Part I(a) of Schedule I (the "Existing Landover Stockholders"), (iv) the stockholders of ART listed under Part II(a) of Schedule I (the "Existing ART Stockholders"), (v) the stockholders of the Company listed under Part I(b) of
Schedule I (the "New Landover Stockholders"), (vi) the stockholders of the Company listed under Part 1(c) of Schedule I (the "New Unaffiliated Stockholders" and, collectively with the Existing Landover Stockholders and the New Landover Stockholders, the "Investor Telecom Stockholders"), (vii) the stockholders of ART listed under Part II(b) of Schedule I (the "New ART Stockholders" and collectively with the Existing ART Stockholders, the "ART Stockholders"), (viii) the holders of Bridge Warrants listed under Part III(A) of Schedule I (the "Bridge Warrant Holders"), (ix) the holders of New Bridge Warrants listed under Part III(c) of Schedule I (the "New Bridge Warrant Holders") and (x) CommcoCCC, Inc. The Existing Landover Stockholders and the Existing ART Stockholders are collectively referred to as the "Existing Stockholders" and the New Landover Stockholders, the New Unaffiliated Stockholders and the New ART Stockholders are collectively referred to as the "New Stockholders".

     Background:

     ART, Telecom, the New Stockholders, the Existing Stockholders and the Bridge Warrant Holders are parties to a Restated Registration Rights Agreement dated February 2, 1996, as amended, (the "First Restated Registration Agreement") and wish to amend and restate the First Restated Registration Agreement in order to admit the New Stockholders and Telecom as parties and to effect certain amendments.

     Since the Company cannot complete a Public Offering until it completes the Merger, this Agreement is effective only after the Merger.

     The following provisions amend, restate and supersede all the provisions of the First Restated Registration Agreement.

     The parties agree as follows:

     SECTION 1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     "Acquisition Holders" means persons who acquire shares of Common Stock pursuant to the Asset Acquisition Agreement and Plan of Reorganization dated the date hereof, by and among CommcoCCC, Inc., CCC Millimeter, L.P., Columbia Millimeter Communications, L.P., Commco, L.L.C., Columbia Capital Corporation, ART and Telecom.

     "Advent" means Advent International Corporation, a Delaware corporation.

     "Advent Group" means Advent and persons controlled by Advent.

     "Affiliate" means as to any Person, any other Person that, directly or indirectly, alone or through others, controls, is controlled by or is under common control with such Person. For purposes of this definition "controls" (including with correlative meanings, the terms "controlled by" and "under common control with" as applied to any Person) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contracts or otherwise.

     "Ameritech" means Ameritech Development Corporation, a Delaware corporation.

     "Bridge Warrants" means the warrants to purchase an aggregate of 1,100,000 shares of Telecom Common Stock issued on March 8, 1996.

     "Commission" means the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     "Common Stock" means the Common Stock, $.001 par value, of Telecom and its successors.

     "Exchange Act" means the Securities Exchange Act of 1934, and the rules and regulations of the Commission promulgated thereunder, all as the same shall be in effect from time to time.

     "Indemnity Warrants" means the warrants to purchase an aggregate of 325,000 shares of Telecom Common Stock issued on April 19, 1996.

     "Investor ART Stockholders" means, collectively, Sintra Fund, Ltd., Stephen Osman PFG Corp and Telecom Partners, L.P.

     "Landover" means Landover Holdings Corporation.

     "Merger" is defined in the Stockholders Agreement.

     "New Bridge Warrant" means the warrants to purchase an aggregate of 50,000 shares of Common Stock issued on the date hereof.

     "Other Shares" means at any time those shares of Common Stock which do not constitute Primary Shares or Registrable Shares.

     "Party" shall mean any of the Stockholders, Telecom Warrant Holders, Acquisition Holders or New Bridge Warrant Holders.

     "Person" means any individual, partnership, corporation, trust, unincorporated organization, limited liability company, association, joint venture or other entity or a government, agency, political subdivision, instrumentality or division thereof.

     "Primary Shares" means at any time the authorized but unissued shares of Common Stock or shares of Common Stock held by the Company in its treasury.

     "Registrable Shares" means at any time, with respect to any Party, the shares of Common Stock, or any other securities which by their terms are exercisable and exchangeable for or convertible into Common Stock and any securities received in respect thereof, held by such Party which constitute Restricted Shares.

     "Registration Date" means the date upon which the registration statement pursuant to which the Company shall have initially registered shares of Common Stock under the Securities Act for sale to the public shall have been declared effective.

     "Restricted Shares" means at any time, with respect to any Stockholder, the shares of Common Stock, any other securities which by their terms are exercisable or exchangeable for or convertible into Common Stock and any securities received in respect thereof, which are held by such Stockholder and which have not previously been sold to the public pursuant to a registration statement under the Securities Act.

     "Rule 144" means Rule 144 promulgated under the Securities Act or any successor rule thereto or any complementary rule thereto.

     "Securities Act" means the Securities Act of 1933, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

     "Stockholders" is defined in the Stockholders Agreement.

     "Stockholders Agreement" means the Restated and Amended Stockholders Agreement dated February 2, 1996, as amended from time to time, among the parties to this Agreement.

     "Transfer" means any disposition of any Restricted Shares or of any interest therein which constitutes a sale within the meaning of the Securities Act, other than any disposition pursuant to an effective registration statement under the Securities Act and complying with all applicable state securities and "blue sky" laws.

     SECTION 2. PIGGYBACK REGISTRATION. If the Company at any time proposes for any reason to register shares of Common Stock under the Securities Act (other than in an initial

Public Offering of Primary Shares or on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), including any registrations requested pursuant to Section 3(b) hereof, it shall promptly give written notice to each Stockholder, Telecom Warrant Holder, New Bridge Warrant Holder and Acquisition Holder of its intention and, upon the written request, given within 30 days after delivery of any such notice by the Company, of any Telecom Warrant Holder, New Bridge Warrant Holder, Investor Telecom Stockholder, Acquisition Holder or Telecom Stockholder to include in such registration Registrable Shares (which request shall specify the number of Registrable Shares proposed to be included in such registration), the Company shall use its best efforts to cause all such Registrable Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; PROVIDED, HOWEVER, that if (i) the managing underwriter advises the Company that the inclusion of all shares of Common Stock proposed to be included in such registration would interfere with the successful marketing (including pricing) of the offering or (ii) the number of such shares exceeds the limitations imposed by Section 3(a) below, then the number of shares of Common Stock proposed to be included in such registration shall be included in the following order:

     (a)  FIRST, the Primary Shares;

     (b) SECOND, the Registrable Shares held by the Warrant Holders pro rata based on the number of Registrable Shares issuable upon exercise of Telecom Warrants owned of record (except in the case of Landover, beneficially owned) by each such Warrant Holder;

     (c) THIRD, the Registrable Shares held by the New Bridge Warrant Holders, Investor Telecom Stockholders and Acquisition Holders pro rata based on the number of Registrable Shares owned of record (except in the case of Landover, beneficially owned) by each such New Bridge Warrant Holder, Investor Telecom Stockholder and Acquisition Holder;

     (d) FOURTH, the Registrable Shares held by the New ART Stockholders pro rata based on the number of Registrable Shares owned of record held by each such Investor ART Stockholder; and

     (e) FIFTH, the Registrable Shares held by the Existing ART Stockholders pro rata based on the number of Registrable Shares held by each such Existing ART Stockholder.

     SECTION 3. DEMAND REGISTRATION; LIMITATIONS. (a) REGISTRATION ON FORM S-3. At such time as the Company shall have qualified for the use of Form S-3 promulgated under the Securities Act or any successor form thereto, each of (1) one or more Investor Telecom Stockholders, New Bridge Warrantholders or Acquisition Holders who own beneficially in the aggregate Registrable Shares consisting of at least 6% of the outstanding shares of the Common Stock (collectively the "Demand Holders") and (2) one or more Telecom Warrant Holders who own beneficially in the aggregate at least 40% of the Telecom Warrants (or shares issued upon exercise thereof) shall have the right to request in writing an unlimited number of registrations on Form S-3 (or any successor form) of Registrable Shares, which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of, (ii) state the intended method of disposition of such Registrable Shares, and (iii) relate to Registrable Shares having an anticipated aggregate offering price of at least $5,000,000; PROVIDED, THAT, if the Company is then involved in (x) a primary registration of its shares of Common Stock under the Securities Act, (y) an acquisition of another entity which requires registration of securities to be issued in connection therewith or (z) a registered repurchase or acquisition of its shares of Common Stock, then, at the request of the Company, the respective rights of the Demand Holders and the Telecom Warrant Holders to registration pursuant to this Section 3 shall be deferred until the conditions set forth in clause (x), (y) or (z) no longer apply except that notwithstanding such deferral, the Company shall be obliged to complete such a registration at least once in each fiscal year; PROVIDED, FURTHER, that the Demand Holders or Telecom Warrant Holders at the time of such request own at least in the aggregate 50% of the securities of the Company which they respectively owned on the date they acquired such securities; AND PROVIDED FURTHER THAT upon the request of investors or the placement agent in any private placement in which the Company shall receive proceeds of at least $20,000,000 from sale of its securities, whether in a private placement for cash or in an acquisition of assets or another Company, the Demand Holders and Telecom Warrant Holders shall subordinate their rights under this Section 3 to the rights of such investors or placement agent.

     (b) LANDOVER REGISTRATION. Commencing six months after the effective date of a registered initial Public Offering of Primary Shares, Landover shall have the right to request in writing an aggregate of three registrations of Registrable Shares (of which two shall be at the expense of the Company as provided in Section 6 below and one at Landover's expense), which request or requests shall (i) specify the number of Registrable Shares intended to be sold or disposed of, (ii) state the intended method of disposition of such Registrable Shares, and (iii) relate to Registrable Shares having an anticipated aggregate offering price of at least $5,000,000; PROVIDED, THAT, if the Company is then involved in (x) a primary registration of its shares of Common Stock under the Securities Act, (y) an acquisition of another entity which requires registration of securities to be issued in connection therewith or (z) a registered repurchase or acquisition of its shares of Common Stock, then at the request of the Company, the rights of Landover to registration pursuant to this
Section 3A shall be deferred until the conditions set forth in clause (x), (y) or (z) no longer apply except that notwithstanding such deferral, the Company shall be obliged to complete such a registration at least once in each fiscal year; AND PROVIDED FURTHER THAT upon the request of investors or the placement agent in any private placement in which the Company shall receive proceeds of at least $20,000,000 from sale of its securities, whether in a private placement for cash or in an acquisition of assets, the Landover shall subordinate their rights under this Section 3 to the rights of such investors or placement agent.

     (c) CERTAIN LIMITATIONS. Notwithstanding any other provisions of this Agreement, in the event that the Company is requested to file any registration statement covering Registrable Securities pursuant to Sections 2 or 3:

          (i) the Company shall not be obligated to effect the filing of such registration statement in any calendar year for Registrable Securities constituting in the aggregate more than 10% of the capital stock of the Company outstanding at the end of such year;

         (ii) the Company shall not be obligated to effect the filing of such registration statement during the 180 days following the effective date of any other registration statement pertaining to an underwritten Public Offering of Primary Shares; and

        (iii) if, in the good faith judgment of the Company, it would not be in the best interests of the Company and its stockholders generally for such registration statement to be filed, the Company shall have the right to defer such filing for a period of not more than 180 days after receipt of the request of the relevant Demand Holders or Telecom Warrant Holders; PROVIDED, HOWEVER, that the Company may not utilize the right set forth in this Section 3(c) more than once in any 12-month period.

     SECTION 4.  HOLDBACK AGREEMENT.

     (a) If the Company at any time shall register shares of Common Stock under the Securities Act (including any registration pursuant to Section 2 or 3) for sale to the public, no Party shall sell, make any short sale of, grant any option for the purchase of, or otherwise dispose of any Restricted Shares (other than those shares of Common Stock included in such registration) without the prior written consent of the Company for a period designated by the Company in writing to the Parties, which period shall not begin more than 10 days prior to the effectiveness of the registration statement pursuant to which such public offering shall be made and shall not last more than 120 days after the effective date of such registration statement; provided that neither Ameritech nor any member of the Advent Group shall be bound by Section 4(a) if such Stockholder did not participate in the offering of the Company's securities which gives rise to the limitations set forth in Section 4(a)

     (b) In furtherance and not in limitation of Section 4(a) above, in the event of a registered initial public offering in the Company, each Party, including without limitation Ameritech and the Advent Group, shall enter into a lock-up agreement with the underwriter(s) of such offering for a reasonable period in form agreed upon by the Company and such underwriter(s).

     SECTION 5. PREPARATION AND FILING. If and whenever the Company is under an obligation pursuant to the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares, the Company shall, as expeditiously as practicable:

     (a) use its best efforts to cause a registration statement that registers such Registrable Shares to become and remain effective for a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier):

     (b) furnish, at least five business days before filing a registration statement that registers such Registrable Shares, a prospectus relating thereto or any amendments or supplements relating to such a registration statement or prospectus, to one counsel selected by the holders of a majority of such Registrable Shares (the "Selling Stockholders' Counsel"), copies of all such documents proposed to be filed (it being understood that such five-business-day period need not apply to successive drafts of the same document proposed to be filed so long as such successive drafts are supplied to such counsel in advance of the proposed filing by a period of time that is customary and reasonable under the circumstances);

     (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for at least a period of 90 days or until all of such Registrable Shares have been disposed of (if earlier) to comply with the provisions of the Securities Act with respect to the sale or other disposition of such Registrable Shares:

     (d) notify in writing the Selling Stockholders' Counsel promptly (i) of the receipt by the Company of any notification with respect to any comments by the Commission with respect to such registration statement or prospectus or any amendment or supplement thereto or any request by the Commission for the amending or supplementing thereof or for additional information with respect thereto, (ii) or the receipt by the Company of any notification with respect to the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or prospectus or any amendment or supplement thereto or the initiation or threatening of any proceeding for that purpose and (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of such Registrable Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes;

     (e) use its best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as any seller of Registrable Shares reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller of Registrable Shares to consummate the disposition in such jurisdictions of the Registrable Shares owned by such seller; PROVIDED, HOWEVER, that the Company will not be required to qualify generally to do business, subject itself to general taxation or consent to general service of process in any jurisdiction where it would not otherwise be required so to do but for this paragraph (e);

     (f) furnish to each seller of such Registrable Shares such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus in conformity with the requirements of the Securities Act, and such other documents as such seller of

Registrable Shares may reasonably request in order to facilitate the public sale or other disposition of such Registrable Shares.

     (g) use its best efforts to cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the seller or sellers thereof to consummate the disposition of such Registrable Shares;

     (h) notify on a timely basis each seller of such Registrable Shares at any time when a prospectus relating to such Registrable Shares is required to be delivered under the Securities Act within the appropriate period mentioned in paragraph (a) of this Section, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and, at the request of such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the offerees of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

     (i) make available for inspection by any seller of such Registrable Shares, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all pertinent financial and other records, pertinent corporate documents and properties of the Company collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information (together with the Records, the "Information") reasonably requested by any such Inspector in connection with such registration statement. Any of the Information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, shall not be disclosed by the Inspectors unless
(i) the disclosure of such information is necessary to avoid or correct a misstatement or omission in the registration statement, (ii) the release of such Information is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (iii) such Information has been made generally available to the public. The seller of Registrable Shares agrees that it will, upon learning that disclosure of such Information is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of the Information deemed confidential.

     (j) use its best efforts to obtain from its independent certified public accountants "cold comfort" letters in customary form and at customary times and covering matters of the type customarily covered by cold comfort letters;

     (k) use its best efforts to obtain from its counsel an opinion or opinions in customary form;

     (l) provide a transfer agent and registrar (which may be the same entity and which may be the Company) for such Registrable Shares;

     (m) issue to any underwriter to which any seller of Registrable Shares may sell shares on such offering certificates evidencing such Registrable Shares;

     (n) register such Registrable Shares on any national securities exchange on which any shares of the Common Stock are listed or, if the Common Stock is not listed on a national securities exchange, use its best efforts to qualify such Registrable Shares for inclusion on the automated quotation system of the National Association of Securities Dealers, Inc. (the "NASD") or such national securities exchange as the holders of a majority of such Registrable Shares shall request;

     (o) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, as soon as reasonably practicable, earnings statements (which need not be audited) covering a period of 12 months beginning within three months after the effective date of the registration statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

     (p) use its best efforts to take all other steps necessary to effect the registration of such Registrable Shares contemplated hereby.

     SECTION 6. EXPENSES. All expenses incurred by the Company in complying with Section 5, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), fees and expenses of complying with securities and blue sky laws, printing expenses, fees and expenses of the Company's counsel and accountants and fees and expenses of the Selling Stockholders' Counsel, shall be paid by the Company; PROVIDED, HOWEVER, that all underwriting discounts and selling commissions applicable to the Registrable Shares shall be borne by the seller or sellers thereof, in proportion to the number of Registrable Shares sold by such seller or sellers.

     SECTION 7.  INDEMNIFICATION.

     (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Shares, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holders failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Shares.

     (b) In connection with any registration statement in which a holder of Registrable Shares is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from he sale of Registrable Shares pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

     (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     SECTION 8. UNDERWRITING AGREEMENT. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Shares included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution) or to undertake any indemnification obligations to the Company or the underwriters with respect thereto, except as otherwise provided in Section 7 above.

     SECTION 9. INFORMATION BY HOLDER. Each holder of Registrable Shares to be included in any registration shall furnish to the Company such written information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

     SECTION 10. EXCHANGE ACT COMPLIANCE. From and after the Registration Date or such earlier date as a registration statement filed by the Company pursuant to the Exchange Act relating to any class of the Company's securities shall have become effective, the Company shall comply with all of the reporting requirements of the Exchange Act and with all other public information reporting requirements of the Commission which are conditions to the availability of Rule 144 for the sale of the Common Stock. The Company shall cooperate with each Stockholder in supplying such information as may be necessary for such Stockholder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of Rule 144.

     SECTION 11. NO CONFLICT OF RIGHTS. The Company represents and warrants to the Stockholders that the registration rights granted to the Stockholders hereby do not conflict with any other registration rights granted by the Company. The Company shall not, after the date hereof, grant any registration rights which conflict with or impair the registration rights granted hereby.

     SECTION 12. RESTRICTION ON TRANSFER. (a) The Restricted Shares shall not be transferable except upon the conditions specified in this Section, which conditions are intended to insure compliance with the provisions of the Securities Act.

     (b) Each certificate representing Restricted Shares shall (unless otherwise permitted by the provisions of paragraph (c) and (d) below) be stamped or otherwise imprinted with a legend in substantially the following form:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT. ADDITIONALLY, THE TRANSFER OF THESE SECURITIES IS SUBJECT TO THE CONDITIONS SPECIFIED IN (i)
     SECTION 12 OF THE REGISTRATION RIGHTS AGREEMENT DATED [THE DATE OF THIS AGREEMENT], AMONG ADVANCED RADIO TELECOM CORP. ADVANCED RADIO TECHNOLOGIES CORPORATION AND CERTAIN OTHER SIGNATORIES THERETO AND (ii) THE RESTATED AND AMENDED STOCKHOLDERS AGREEMENT DATED [DATE OF AGREEMENT] AMONG ADVANCED RADIO TELECOM CORP. ADVANCED RADIO TECHNOLOGIES CORPORATION AND CERTAIN OTHER SIGNATORIES THERETO, AND NO TRANSFER OF THESE SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED UPON THE FULFILLMENT OF CERTAIN OF SUCH CONDITIONS, ADVANCED RADIO TELECOM CORP., AND ADVANCED RADIO TECHNOLOGIES CORPORATION HAVE AGREED TO DELIVER TO THE HOLDER HEREOF A NEW CERTIFICATE, NOT BEARING THIS LEGEND, FOR THE SECURITIES REPRESENTED HEREBY REGISTERED IN THE NAME OF SUCH HOLDER. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF ADVANCED RADIO TECHNOLOGIES CORPORATION."

     (c) The holder of any Restricted Shares agrees, prior to any Transfer of any Restricted Shares, to give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with the provisions of this Section. Each such notice shall describe the manner and circumstances of the proposed Transfer. Upon request by the Company, the holder delivering such notice shall deliver a written opinion, addressed to the Company, of counsel for the holder of Restricted Shares, stating that in the opinion of such counsel (which opinion and counsel shall be reasonably satisfactory to the Company) such proposed Transfer does not involve a transaction requiring registration or qualification of such Restricted Shares under the Securities Act or the securities or "blue sky" laws of any state of the United States. Such holder of Restricted Shares shall be entitled to Transfer such

Restricted Shares in accordance with the terms of the notice delivered to the Company, if the Company does not reasonably object to such Transfer and request such opinion within five days after delivery of such notice, or, if it requests such opinion, does not reasonably object to such Transfer within five days after delivery of such opinion. Each certificate or other instrument evidencing the securities issued upon the Transfer of any Restricted Shares (and cash certificate or other instrument evidencing any untransferred balance of such Registered Shares) shall bear the legend set forth in paragraph (b) above unless
(i) in such opinion of counsel registration of any future Transfer is not required by the applicable provisions of the Securities Act or (ii) the Company shall have waived the requirement of such legends.

     (a) Notwithstanding the foregoing provisions of this Section, the restrictions imposed by this Section upon the transferability of any Restricted Shares shall cease and terminate when (i) any such Restricted Shares are sold or otherwise disposed of (A) pursuant to an effective registration statement under the Securities Act or (B) in a transaction contemplated by paragraph (c) above which does not require that the Restricted Shares so transferred bear the legend set forth in paragraph (b) hereof, or (ii) the Company has completed a registered public offering of its securities and the holder of such Restricted Shares has met the requirements for Transfer of such Restricted Shares under Rule 144(k). Whenever the restrictions imposed by this Section shall terminate, the holder of any Restricted Shares as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend set forth in paragraph (b) above and not containing any other reference to the restrictions imposed by this Section.

     SECTION 13. TERMINATION. This Agreement shall terminate and be of no further use or effect when there shall not be any Restricted Shares.

     SECTION 14. SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the Company and the Stockholders and, subject to Section 15 their respective successors and assigns.

     SECTION 15. ASSIGNMENT. This Agreement, and the rights and obligations of each Party may be assigned by such Party (i) to any Affiliate of such Party or
(ii) to any person or entity to which Registrable Shares representing at least 10% of the Company's issued and outstanding capital stock are transferred by such Party; PROVIDED, HOWEVER, that such transferee shall, as a condition to the effectiveness of such assignment, be required to exercise a counterpart to this Agreement agreeing to be treated like the transferring Party, whereupon such transferee shall have the benefits of, and shall be subject to the restrictions contained in, this Agreement. Any attempted transfer or assignment not in compliance with the foregoing sentence of this Section 15 shall be invalid.

     SECTION 16. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior arrangements or understandings with respect hereto.

     SECTION 17. NOTICES. All notices, consents and other communications hereunder to any party shall be deemed to be sufficient if contained in a written instrument and shall be deemed to have been duly given when delivered in person, by telecopy, by nationally-recognized overnight courier, or by first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by the addressee to the addressor:

     (i)  If to the Company, to:

               Advanced Radio Telecom Corp.
                    500 108th Ave., N.E. Suite 1910
                    Bellevue, WA  98004
                    Attention:  Vernon L.  Fotheringham, Chairman
                    Fax:  (206) 646-6570

                         with a copy to:

               Pierson, Burnett & Hanley
                    1200 Nineteenth Street, N.W.
                    Washington, D.C.  20036
                    Attention:  W. Theodore Pierson, Jr.
                    Fax:  (202) 466-3055

                         and

               Hahn & Hessen LLP
                    350 Fifth Avenue
                    New York, NY  10118
                    Attention:  James Kardon, Esq.
                    Fax:  (212) 594-7167

     (ii)      to any Stockholder, at his or its address set forth on
Schedule I.

All such notices, requests, consents and other communications shall be deemed to have been delivered (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of nationally-recognized overnight courier on the next business day, and (c) in the case of mailing, on the third business day following such mailing.

     SECTION 18. MODIFICATIONS; AMENDMENTS; WAIVERS. This Agreement may not be modified, or amended, except by an instrument in writing signed (i) before the Merger by (A) the Company, (B) ART, (C) the holders of at least 85% of the outstanding voting shares of ART owned by the ART Stockholders, and (D) the holders of at least 85% of the outstanding voting shares owned by the Investor Telecom Stockholders, including the holders of at least 50% of the shares of Series E Preferred Stock if any such shares are outstanding, and (ii) after the Merger by (A) the Company and (B) the holders of at least 85% of the outstanding voting shares owned by the Stockholders, including the holders of at least 50% of the shares of Series E Preferred Stock if any such shares are outstanding; PROVIDED, HOWEVER, that (x) no modification or amendment shall discriminate against any Stockholder without the consent of such Stockholder, and (y) any modification or amendment to this Agreement the effect of which is solely to waive the rights of any or all of the parties hereto may be effected (i) before the Merger by (A) the Company, (B) ART,
(C) the holders of at least 67% of the oustanding voting shares of ART owned by the ART Stockholders, and (D) the holders of at least 67% of the outstanding voting shares owned by the Investor Telecom Stockholders, and (ii) after the Merger by (A) the Company, and (B) the holders of at least 67% of the oustanding voting shares owned by the Stockholders. This Section may only be amended with the consent of all parties to this Agreement.

     SECTION 19. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

     SECTION 20. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement.

     SECTION 21. SEVERABILITY. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the law and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any provision of this Agreement would be held in any jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     SECTION 22. ACKNOWLEDGMENT. Each of the Stockholders acknowledges that such Stockholder has reviewed and understands, and has had an opportunity to ask questions and has received adequate answers of management and counsel of ART and the Company concerning, the documents embodying the transactions, actions and amendments set forth in this Agreement.

     SECTION 23. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles governing conflicts of laws.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                        ADVANCED RADIO TELECOM CORP.


                                        By: _______________________________
                                            Name:
                                            Title:

                                        ADVANCED RADIO TECHNOLOGIES
                                        CORPORATION


                                        By: _______________________________
                                            Name:
                                            Title:

                                        LANDOVER HOLDINGS
                                        CORPORATION


                                        By: ______________________________
                                            Name:
                                            Title:


                                        HEDGEROW CORPORATION OF
                                        MAINE


                                        By:_______________________________
                                            Name:
                                            Title:

                                        TORO FINANCIAL CORP.


                                        By: _______________________________
                                            Name:  Dan Gulick
                                            Title: President


                                        E2 HOLDINGS, L.P.

                                        By:  AVR MANAGEMENT, INC.
                                             General Partner


                                        By: _______________________________
                                            Laurence Zimmerman
                                              President


                                        E2-2 HOLDINGS, L.P.

                                        By:  AVR MANAGEMENT, INC.
                                             General Partner


                                        By: _______________________________
                                            Laurence Zimmerman
                                              President


                                        E1 HOLDINGS, L.P.

                                        By:  AVR MANAGEMENT, INC.
                                             General Partner


                                        By: _______________________________
                                            Laurence Zimmerman
                                              President

                                        E2-3 HOLDINGS, L.P.

                                        By:  AVR-3, INC.
                                             General Partner


                                        By: _______________________________
                                            Laurence Zimmerman
                                              President


                                        ______________________________
                                        CAROLYN CUNNINGHAM


                                        ______________________________
                                        SAMUEL B. KELLETT


                                        ______________________________
                                        BRUCE PINKNEY


                                        ______________________________
                                        LESLIE R. PARTEE


                                        ______________________________
                                        PAUL WITHINGTON


                                        KELLETT INVESTMENT
                                        CORPORATION


                                        By: __________________________
                                            Name:
                                            Title:


                                        ______________________________
                                        Vernon L. Fotheringham

                                        _____________________________
                                        W. Theodore Pierson, Jr.


                                        HIGH SKY LIMITED PARTNERSHIP

                                        By: HIGH SKY, INC., its General
                                            Partner


                                        By: _____________________________
                                            Name:  Leland H. Phillips
                                            Title: President


                                        HIGH SKY II LIMITED PARTNERSHIP

                                        By: HIGH SKY, INC., its General
                                            Partner


                                        By: _____________________________
                                            Name:
                                            Title: President


                                        EXTENDED COMMUNICATIONS,
                                        INC.


                                        By: _____________________________
                                            Name:
                                            Title:


                                        SINTRA FUND, LTD.


                                        By: _____________________________
                                            Name:
                                            Title:

                                        GLOBAL PRIVATE EQUITY
                                        II, L.P.

                                        By: ADVENT INTERNATIONAL
                                            its General Partner


                                        By: _____________________________
                                            Name:
                                            Title:


                                        ADVENT LIMITED PARTNERSHIP

                                        By: ADVENT INTERNATIONAL
                                            CORPORATION, its
                                            General Partner


                                        By: _____________________________
                                            Name:
                                            Title:



                                        ADVENT INTERNATIONAL
                                        INVESTORS II LIMITED
                                        PARTNERSHIP

                                        By: ADVENT INTERNATIONAL
                                            CORPORATION, its
                                            General Partner


                                        By: _____________________________
                                            Name:
                                            Title:

                                        PFG CORP.



                                        By: _____________________________
                                            Name:
                                            Title:


                                        TELECOM PARTNERS, L.P.


                                        By: _____________________________
                                            James J. Pinto,
                                            General Partner


                                            _____________________________
                                            Steven Osman


                                            _____________________________
                                            William Weinstein



                                        AMERITECH DEVELOPMENT
                                        CORPORATION


                                        By: ________________________
                                            Name:
                                            Title:

                                        COMMCOCCC, INC.


                                        By: ________________________
                                            Name:
                                            Title:


                                        By: ________________________
                                            Name:
                                            Title:


                                        COLUMBIA CAPITAL CORPORATION


                                        By: ________________________
                                            Name:
                                            Title:



                                        COMMCO, L.L.C.


                                        By: ________________________
                                            Name:
                                            Title:

                                                                      SCHEDULE I

                                  STOCKHOLDERS

NAME AND ADDRESS

PART 1(a) - EXISTING LANDOVER STOCKHOLDERS

Landover Holdings Corporation
Hedgerow Corp.
Toro Financial Corp.
E2 Holdings, L.P.
E2-2 Holdings, L.P.
667 Madison Avenue
New York, New York  10021

PART 1(b) - NEW LANDOVER STOCKHOLDERS

E1 Holdings, L.P.
E2-3 Holdings, L.P.
667 Madison Avenue
New York, New York  10021

PART 1(c) - NEW UNAFFILIATED STOCKHOLDERS

Carolyn Cunningham
Samuel B. Keller
Bruce Pinkney
Leslie R. Partee
Paul Withington
Kellett Investment Corporation
c/o Kellett Investment Corporation
200 Galleria Parkway
Suite 1800
Atlanta, GA  30339
Attention:  John Cunningham

With a copy to:
     Troutman Sanders LLP
     NationsBank Plaza
     600 Peachtree Street, N.E., Suite 6200
     Attention:  Hazen Dempster, Esq.

Global Private Equity II L.P.
Advent Limited Partnership
Advent International Investors II Limited Partnership
c/o Advent International Corp.
101 Federal Street
Boston, MA  02110
Attention:  Andrew Fillat

With a copy to:
     Hutchins, Wheeler & Dittmar, P.C.
     101 Federal Street
     Boston, MA  02110
     Attention:  Anthony Medaglia, Esq.

Ameritech Development Corporation
30 South Wacker Drive
Chicago, IL  60606
Attention:  Greg Smitherman and Kenneth Dunn, Esq.

With a copy to:
     Kirkland & Ellis
     200 East Randolph Drive
     Chicago, IL  60601
     Attention:  Mark B. Tresnowski, Esq.

PART II(a) - EXISTING ART STOCKHOLDERS

Vernon I. Fotheringham
Advanced Radio Telecom Corp.
500 108th Ave., N.E., Suite 1910
Bellevue, WA  98004

W. Theodore Pierson, Jr.
Pierson, Burnett & Hanley
1200 Nineteenth Street, N.W.
Washington, D.C.  20036

High Sky Limited Partnership
c/o Frank S. Phillips Company
6106 MacArthur Blvd.
Bethesda, MD  20816

High Sky II Limited Partnership
c/o Frank S. Phillips Company
6106 MacArthur Blvd.
Bethesda, MD 20816

Extended Communications, Inc.
22904 NE 19th Drive
Redmond, VA  98053

PART II(b) - NEW ART STOCKHOLDERS:

Sintra Fund, Ltd.
c/o Sintra Capital Corp.
515 Madison Avenue
New York, New York  10021

Stephen Osman
57 West Hill Road
Stamford, CT  06902

PFG Corp.
c/o James Pinto
Resource Holdings
520 Madison Avenue
New York, New York 10022

Telecom Partners, L.P.
c/o James Pinto
Resource Holdings
520 Madison Avenue
New York, New York  10022

William Weinstein
c/o Feltman & Company
1800 First Union Plaza
999 Peachtree Street, N.E.
Atlanta, GA  30309

PART III(A) - HOLDERS OF BRIDGE WARRANTS

Ameritech Development Corp.
30 South Wacker Drive
37th Floor
Chicago, Illinois 60606

Global Private Equity II L.P.
Advent Int'l Investors II L.P.
Advent Partners L.P.
c/o Advent International Corp.
101 Federal Street
Boston, MA  02110

Charles H. Abraham
Charles Department Store
1314 Washington Street
Vicksburg, Mississippi  39180

Blue Ridge Associates
4425 Corporation Lane
Suite 400
Virginia Beach, VA  23462

Betty Demetree
3740 Beach Boulevard
Suite 300
Jacksonville, Florida 32207

Jack C. Demetree, Sr.
3740 Beach Boulevard
Suite 300
Jacksonville, Florida  32207

William C. Demetree, as Trustee
3221 Ardsley Drive
Orlando, Florida  32804

W.W. Gay
W.W. Gay Mechanical Contractors, Inc.
524 Stockton Street
Jacksonville, Florida  32204

Ron Helinger
19 Paradise Lane
Treasure Island, Florida  33706

John Lupo
6655 Epping Forest Way North
Jacksonville, Florida  32217

Marc Associates
4425 Corporation Lane
Ste. 400
Virginia Beach, VA  23462

W.A. McRae, Jr.
1725 Memorial Park Drive
Jacksonville, Florida  32204

CL Investment Partnership III
(Ammon/Mait Partnership)
3 East 54th Street
New York, New York  10022

Edward B. Salem
7002 Epping Forest Ter.
Jacksonville, Florida  32217

Jack L. Scott
1725 Memorial Park Drive
Jacksonville, Florida  32204

Dr. Ralph Simon
1320 Park Avenue
Clinton, Oklahoma  73601

Terry Family Partners, Ltd.
C. Herman Terry, President of
CHT Corporation
1301 Riverplace Boulevard
Suite 2216
Jacksonville, Florida 32207

Gerald Murphy
10205 Mission Road
Leawood, Kansas  66206

James C. Cook
4837 Water Oak Road, #12
Charlotte, NC  28211

Steven Wolf
8300 College Boulevard
Overland Park, Kansas  66210

James Kardon
74 Brewster Road
Scarsdale, New York 10583

The Barkett Partnership
120 South Lynwood
Wichita, Kansas  67218

F& H Investments
c/o Fred Schramm, Jr.
3740 Beach Boulevard
Suite 300
Jacksonville, Florida  32207

Matthews, Jackson, Warnock Joint Venture
3740 Beach Boulevard
Suite 300
Jacksonville, Florida  32207

David H. Levin
c/o Levin, Middlebrooks, Mabie, Thomas, Mays & Mitchell, P.A.
316 S. Baylen Street
Pensacola, Florida  32501

PART III(b) - HOLDERS OF INDEMNITY WARRANTS

ALJN Demetree Trust

Jack C. Demetree
Demetree Brothers
3740 Beach Boulevard, Suite 300
Jacksonville, Florida  32207

Mark C. Demetree
c/o North American Salt Co.
8300 College Boulevard
Overland Park, KS  66210

Christopher C. Demetree

Landover Holdings Corporation
667 Madison Avenue
New York, New York  10021

Pecunia Capital Management, Inc.

PART III(c) - HOLDERS OF NEW BRIDGE WARRANTS

Columbia Capital Corporation
201 North Union Street, Suite 300
Alexandria, VA  22314

Commco, L.L.C.
4513 Pin Oak Court
Sioux Falls, SD  57103